Exhibit 99.2

FOR IMMEDIATE RELEASE

ServiceSource Appoints Richard G. Walker as Chief Financial Officer

Robert N. Pinkerton Leaving ServiceSource to Accept an Opportunity Outside the Company

DENVER—Oct. 18, 2018—ServiceSource (NASDAQ: SREV) (the “Company”), a global leader in outsourced inside sales, customer success and recurring revenue growth and retention solutions, today announced that Richard G. Walker, currently a member of the Company’s Board of Directors and an experienced financial executive, has been appointed Chief Financial Officer, effective November 12, 2018. His appointment follows Robert N. Pinkerton’s decision to accept an opportunity outside of ServiceSource. Mr. Walker will remain a member of the Company’s Board.

Mr. Walker’s career spans nearly 30 years as a CFO, senior executive, advisor and board member at several market-leading information and services companies. He is a proven strategist and disciplined financial operator with an impressive track record of shareholder value creation. Throughout his career, Mr. Walker has built and led world-class functions and teams in financial planning & analysis, treasury, tax, audit, investor relations, strategy and corporate development.

“We are extremely pleased to add a leader of Rich’s caliber to the ServiceSource management team,” said Christopher M. Carrington, CEO of ServiceSource. “Rich has significant experience as a public company CFO and a proven ability to deliver superior financial and shareholder results in complex business environments. Having served as director of the Company for the past year, he has a thorough understanding of our business and evolving industry dynamics, and he will play a key role as we continue to advance our strategy in the B2B customer journey experience marketplace.”

“I am honored and excited to take on this important role as the Company progresses in its transformation,” said Mr. Walker. “I look forward to working with Chris, the rest of the leadership team and the Board to enhance ServiceSource’s financial and operational performance, while also ensuring we are appropriately positioned to invest in high-ROI initiatives that can drive market differentiation and support future growth.”

Mr. Carrington continued, “I want to thank Bob for his many contributions to the Company over the past three years. Bob has been a valuable and trusted partner as we improved the underlying health of the business and strengthened the organization. In addition to leading initiatives that drove marked improvements in profitability and liquidity, Bob built an efficient and high-performance finance organization that has promoted a culture of greater financial rigor and discipline throughout the Company. We wish him the best as he pursues the next chapter in his career.”

“I am grateful to have had the opportunity to work with so many talented individuals at ServiceSource and I look forward to partnering with Rich in the coming weeks to ensure a smooth transition,” said Mr. Pinkerton. “While I’ve decided to become CFO at a private equity-backed company here in Denver, I remain confident in the ServiceSource team’s ability to execute on its strategic priorities and position the Company for continued success.”

Mr. Pinkerton’s departure is not related to any disagreements regarding financial disclosures, accounting or legal matters.

About Richard G. Walker

Richard G. Walker has served as a member of the ServiceSource board of directors since October 2017. In October 2016, he founded The Bison Group, LLC, a private partnership formed to identify and pursue acquisition opportunities in the information services category. Prior to founding The Bison Group, Mr. Walker was Executive Vice President – Strategy and Corporate Development for Ascent Capital Group, Inc. (NASDAQ: ASCMA). From December 2013 to December 2016, he served as a Director and Chairman of the Board of Trusted Media Brands, Inc. (formerly known as Readers Digest Association), where he supported a new Chief Executive Officer and executive leadership team in executing a successful three-year turnaround. Previous to Ascent, from 2006 to February 2014, Mr. Walker served as a core member of the executive leadership team at IHS (now IHS Markit Ltd. (NASDAQ: INFO)), where he was instrumental in driving the strategic direction, operational execution, and organic and acquisition-related growth of the business from less than $700 million to more than $2 billion, including in roles as Executive Vice President and Chief Financial Officer and then as Executive Vice President of Global Finance.

He is a member of the boards of directors of the Presidents Leadership Class at the University of Colorado, the Capuchin-Franciscans and Healthy LifeStars.

Mr. Walker holds a B.A. in Business Accounting from the University of Colorado at Boulder and began his career as a Certified Public Accountant with Arthur Anderson. He also obtained his M.B.A. from the University of Denver Daniels College of Business.

Forward-Looking Statements

This press release contains forward-looking statements, including statements regarding our expectations for financial and operational performance, whether our go-forward model will produce anticipated benefits, and whether our improved execution and emerging capabilities will translate into desired results. These forward-looking statements are based on our current assumptions and beliefs, and involve risks and uncertainties that could cause our results to differ materially from our forward-looking statements. Those risks and uncertainties include: a decline in client renewals, the loss of one or more of our key clients or the contraction in our revenue from one or more of our key clients, in each case resulting in churn, or our clients not expanding their relationships with us; the risk of problems implementing our technologies or that our technologies will not meet customer expectations; that the market for our solution is underdeveloped and may not grow; errors in estimates as to the renewal rate improvements and/or service revenue we can generate for our customers; changes in market conditions that impact our ability to sell our solutions and/or generate service revenue on our customers’ behalf; the possibility that our estimates of service revenue, opportunity under management, and other metrics may prove inaccurate; our ability to keep customer data and other confidential information secure; our ability to adapt our solution to changes in the market or new competition; problems encountered by our clients in their business that may cause them to cancel or reduce their business with us; our ability to achieve our expected benefits from international expansion; economic or other adverse events or conditions affecting the technology industry; our ability to protect our intellectual property rights; the risk of claims that our offerings infringe the intellectual property rights of others; and other risks and uncertainties described more fully in our periodic reports filed with the Securities and Exchange Commission, which can be obtained online at the Commission’s website at http://www.sec.gov. All forward-looking statements in this press release are based on information currently available to us, and except as may be legally required we assume no obligation to update these forward-looking statements.

About ServiceSource

ServiceSource International, Inc. (NASDAQ:SREV) helps the world’s leading brands grow closer to their customers. As a global leader in outsourced inside sales, customer success and recurring revenue growth and retention solutions, ServiceSource expands customer lifetime value by helping companies to more efficiently and effectively find, convert, grow and retain their B2B customer relationships. Trusted by global market leaders in the cloud/XaaS, software, technology hardware, medical device & diagnostic equipment and industrial IoT sectors, ServiceSource sells, manages or renews $9 billion of revenue annually on behalf of its clients. Leveraging a robust technology suite, predictive data models and more than 3,000 revenue delivery professionals speaking 45 languages, only ServiceSource brings to market nearly 20 years of expertise and the ability to drive recurring revenue growth to more than 170 countries. To learn more, visit http://www.servicesource.com.

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Investor Relations Contact for ServiceSource:

ServiceSource International, Inc.

Chad Lyne

clyne@servicesource.com